SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 19, 1998

                             UACSC 1998-B AUTO TRUST

             (Exact name of registrant as specified in its charter)

                                    NEW YORK

                 (State or other jurisdiction of incorporation)

    333-52101-01                                      35-1937340

(Registration Number)                          (IRS Employer Identification No.)




  9240 Bonita Beach Road
  Suite 1109-A
  Bonita Springs, Florida                                       34135

(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (941) 948-1850


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Item 5.   Other Events.

          Pooling and Servicing Agreement
          -------------------------------

          The definitive Pooling and Servicing Agreement for the UACSC 1998-B Auto Trust, dated as of June 1, 1998, among Harris Trust and Savings Bank, as trustee, UAC Securitization, as depositor, and Union Acceptance Corporation, as servicer is filed herewith.

          Filing of MBIA Insurance  Corporation and Subsidiaries
          Financial Statements and Consent of Experts.
          ------------------------------------------------

          The Financial Statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 that are included in this Form 8-K have been audited by Coopers & Lybrand L.L.P. The consent of Coopers & Lybrand L.L.P. to the inclusion of their audit report on such financial statements in the Form 8-K and to being named as "Experts" in the Prospectus Supplement for the UACSC 1998-B Auto Trust is attached hereto as Exhibit 24.

          The  financial   statements   of  MBIA   Insurance   Corporation   and
          Subsidiaries  as of December 31, 1997 and 1996 are attached  hereto as
          Exhibit 99.

Item 7.  Financial Statements and Exhibits.

         Exhibit
         Number             Description
         ------             -----------

         4 Definitive copy of the Pooling and Servicing Agreement dated as of June 1, 1998 for the UACSC 1998-B Auto Trust

         24 Consent of Coopers & Lybrand L.L.P. to the inclusion of their audit report on the financial statements of MBIA Insurance Corporation and Subsidiaries in the Form 8-K for the UACSC 1998-B Auto Trust and to being named as "Experts" in the Prospectus Supplement for the UACSC 1998-B Auto Trust

         99 Financial Statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended Decmeber 31, 1997 and interim financial statements of MBIA Insurance Corporation and Subsidiaries as of March 31, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Bonita Springs, State of Florida, on June 19, 1998.


                                    UAC SECURITIZATION CORPORATION
                                    as Depositor  (Registrant)



                                    /s/ Thomas M. West
                                    ----------------------------------------
                                    By:  Thomas M. West,
                                         President